UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2010

MOLECULAR INSIGHT PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-33284	04-0562086
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Second Street, Cambridge, Massachusetts 02142

(Address of Principal Executive Offices, Including Zip Code)

(617) 492-5554

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 3, 2010, Molecular Insight Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the receipt of the extension described in Item 8.01. The press release is furnished with this report as Exhibit 99.1 to this Form 8-K.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.	Other Events.

The Company previously reported that it entered into a Limited Waiver Agreement with holders of the Company’s outstanding Senior Secured Floating Rate Bonds due 2012 (the “Bonds”) and the Bond Indenture trustee and amendments thereto, under which the holders of the Bonds and Bond Indenture trustee have agreed to waive the default arising from the inclusion of a “going concern” explanatory paragraph in the independent auditor’s report on the Company’s financial statements for the year ended December 31, 2009, any default arising from the Company’s failure to comply with the minimum liquidity requirements set forth in the Bond Indenture, and other technical defaults under the Bond Indenture.

On November 3, 2010, the Company received a further extension of the waiver pursuant to which the holders of the Bonds and Bond Indenture trustee have agreed to continue waiving the aforementioned defaults until 11:59 PM Eastern Standard Time on November 19, 2010, subject to earlier termination by the Bond holders upon certain circumstances. During this extension period, the Company will continue discussing with its Bond holders various proposals. There are no assurances, however, that such discussions will be successful.

The waiver continues to be subject to a number of terms and conditions. In the event that the waiver extension expires or terminates prior to the successful conclusion of the Company’s negotiations with Bond holders regarding the restructuring of the outstanding debt, then the Company will be in default of its obligations under the Bond Indenture and the Bond holders may choose to accelerate the debt obligations under the Bond Indenture and demand immediate repayment in full and seek to foreclose on the collateral supporting such obligations. If the Company’s debt obligations are accelerated or are not restructured on acceptable terms, it is likely the Company will be unable to repay such obligations and may seek protection under the U.S. Bankruptcy Code or similar relief.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Molecular Insight Pharmaceuticals, Inc., dated November 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 3rd day of November, 2010.

MOLECULAR INSIGHT PHARMACEUTICALS, INC.

By:	/S/ CHARLES H. ABDALIAN, JR.
Name:	Charles H. Abdalian, Jr.
Title:	Chief Financial Officer

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Exhibit Description

99.1	Press Release of Molecular Insight Pharmaceuticals, Inc., dated November 3, 2010.

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